SUPPLEMENT TO THE PROSPECTUS

dated April 1, 2007

XTF Investors Trust

XTF 2010 ETF Portfolio

XTF Conservative ETF Portfolio

XTF Sector Rotation Portfolio

XTF 2020 ETF Portfolio

XTF Moderate ETF Portfolio

XTF Country Rotation Portfolio

XTF 2030 ETF Portfolio

XTF Aggressive ETF Portfolio

XTF 2040+ ETF Portfolio

The following information replaces the heading and information found on pages 42 and 43 beginning with the heading “Portfolio Manager”:

Portfolio Management

Rick Rubin

Mr. Rubin is primarily responsible for the day-to-day management of each Portfolio.  Mr. Rubin began working for the Advisor’s affiliate as a Trader specializing in trading ETFs in July 2004. Prior to joining the Advisor, Mr. Rubin worked as a Trader at Goldman Sachs beginning in 1994.  Mr. Rubin has a M.A. in Economics from Duke University and a B.A. for the University of Miami, cum laude.

Gerald W. Buetow, Jr., PhD, CFA

Dr. Buetow acts as Chief Investment Officer pursuant to a consulting contract with the Advisor’s parent, XTF Global Asset Management LLC. From July 2006 until Mr. Rubin was appointed Portfolio Manager in July 2007, Dr. Buetow was employed by the Advisor as Portfolio Manager of the Portfolios. Prior to joining the Advisor as a full-time employee, Dr. Buetow worked for the Advisor in a similar consulting arrangement.    In addition, Dr. Buetow is president of BFRC Services, LLC, a quantitative financial consulting firm that he founded in 1996.  Prior to that, he was Vice President of Curriculum Development for the Association for Investment Management and Research (AIMR).  Prior to holding this position, Dr. Buetow was the Wheat First Professor of Finance and Director of the Quantitative Finance program at James Madison University.  Dr. Buetow was lead quantitative researcher for Prudential Investment’s Quantitative Investment Management Group where he managed an enhanced index fund and developed structured securities.    Dr. Buetow has a B.S. in Electrical Engineering and a Ph.D. in Finance and Econometrics from Lehigh University, an M.S. in Finance from the University of Texas - Dallas and holds the Chartered Financial Analyst designation.

The Advisor’s Investment Policy Committee is also responsible for monitoring the investment strategies and risks for each Portfolio.

The Portfolios' Statement of Additional Information provides information about the compensation received by the Portfolio Manager, other accounts that he manages and his ownership of shares of the Portfolios.

In addition on the Back Cover Page: the Distributor of the Portfolios is Aquarius Fund Distributors, LLC, 4020 South 147th Street, Omaha, NE  68137.

Supplement dated 1.29.2008